SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2004

Microtune, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31029-40	75-2883117
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 Tenth Street, Plano, Texas	75074
(Address of principal executive offices)	(Zip Code)

(972) 673-1600

(Registrant’s telephone number, including area code)

ITEM 5. OTHER MATTERS

On April 22, 2004, the Registrant announced that its common stock will be relisted for trading on The Nasdaq National Market under the symbol TUNE, effective April 26, 2004.

A copy of the Registrant’s press release is attached to this Report as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Microtune, Inc.

By:	/s/ ROB-ROY J. GRAHAM

Rob-Roy J. Graham Chief Financial Officer

Date: April 22, 2004

EXHIBIT INDEX

Exhibit	Description	Page

99.1	Registrant’s press release issued on April 22, 2004, announcing the relisting of its common stock on The Nasdaq National Market.	4